UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2020

Postal Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38903	83-2586114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Columbia Avenue

Cedarhurst, NY 11516

(Address of Principal Executive Offices) (Zip Code)

(516) 295-7820

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On January 10, 2020, Postal Realty Trust, Inc. (the “Company”), through a subsidiary of its operating partnership, Postal Realty, LP, completed the acquisition of a 21 property portfolio (the “21 Property Portfolio”), from unaffiliated third parties, for an aggregate purchase price of approximately $13.6 million, including closing costs. Filed herewith as Exhibit 99.1 to this Current Report on Form 8-K are the Independent Auditors’ Report and Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2019 for the properties known as the 21 Property Portfolio, together with the related notes thereto (collectively, the “21 Property Portfolio Financials”). The 21 Property Portfolio Financials were previously included in the Company’s Registration Statement on Form S-11 (File No. 333-239829).

In November 2020, the Company signed a purchase and sale agreement for an industrial building in Warrendale, Pennsylvania (such property referred to herein as the “Industrial Property”) for $47.0 million and expects to complete the transaction in the fourth quarter of 2020. Filed herewith as Exhibit 99.2 to this Current Report on Form 8-K are the Independent Auditors’ Report and Statements of Revenues and Certain Expenses for the nine months ended September 30, 2020 (unaudited) and for the year ended December 31, 2019 (audited) for the property known as the Industrial Property, together with the related notes thereto.

Filed herewith as Exhibit 99.3 to this Current Report on Form 8-K is an Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2020 and the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2020 and the Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2019 for the Company.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Independent Auditors’ Report and Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2019 for the properties known as the 21 Property Portfolio, together with the related notes thereto, is filed as Exhibit 99.1 hereto.

The Independent Auditors’ Report and Statements of Revenues and Certain Expenses for the nine months ended September 30, 2020 (unaudited) and for the year ended December 31, 2019 (audited) for the property known as the Industrial Property, together with the related notes thereto, is filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2020 and the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2020 and the Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2019 for Postal Realty Trust, Inc., together with the related notes thereto, is filed as Exhibit 99.3 hereto.

(d)	Exhibits.

Exhibit No.	Description
99.1	Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2019 for the properties known as the 21 Property Portfolio, together with the related notes thereto
99.2	Statements of Revenues and Certain Expenses for the nine months ended September 30, 2020 (unaudited) and for the year ended December 31, 2019 (audited) for the property known as the Industrial Property, together with the related notes thereto
99.3	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2020 and the Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2020 and the Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTAL REALTY TRUST, INC.

Date: December 2, 2020	By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President, Treasurer and Secretary

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